Manitex International, Inc. Corporate Presentation (NASDAQ: MNTX) August 2012 “Focused manufacturer of engineered lifting equipment” Exhibit 99.1

Forward Looking Statements &
Non GAAP Measures
Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts.  In some cases, you can identify forward-looking statements by terminology such as “anticipate,”
“estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,”
“could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the
Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation. Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex’s Second Quarter 2012 earnings release on the Investor Relations section of our website www.manitexinternational.com for a description and/or reconciliation of these measures.
“Focused manufacturer
of engineered lifting
equipment”

“Focused
manufacturer of
engineered lifting
equipment”
Manitex
International,
Inc.
Niches
Served
Company
Origin

Company Snapshot
Global provider of highly specialized and custom configured
cranes, materials and container handling equipment sold
through dealerships
Energy exploration and field development (including Canadian oil sands and recent oil and natural gas development initiatives throughout U.S.), power line construction, military, railroads, port, government/agency
Launched as a private company in 2003, Manitex International is publicly traded as NASDAQ:MNTX and has steadily grown
organically and as a consolidator in its industry, acquiring seven branded product lines since going public in 2006

Summary Financials
“Focused
manufacturer of
engineered lifting
equipment”
Financial Summary
Total Enterprise Val. (8/13/2012): $144.4 million
Market Cap (8/13/2012): $96.7 million
2011 Revenue: $142.3 million
2011 Adjusted Net Income
(1)
:
$3.6 million
2011 EBITDA: $11.1 million
Stock Price (8/13/2012): $7.91
Ticker / Exchange: MNTX / NasdaqCM
Capitalization
$000,  except percentages
2007 2008 2009 2010 2011
Revenues $106,946 $106,341 $55,887 $95,875 $142,291
Gross Margin (%) 18.6% 16.4% 20.0% 24.3% 20.6%
EBITDA $8,461 $5,416 $1,982 $8,676 $11,120
EBITDA Margin (%) 7.9% 5.1% 3.5% 9.0% 7.8%
Adjusted Net income $2,126 $1,799 $3,639
(2)
$2,109 $3,561
(1)
Backlog $45,100 $15,703 $22,122 $39,905 $83,700
(1) 2011 excludes $1,200,000 (pre-tax) for present value of legal settlement agreement as of 12/31/11
(2) 2009 GAAP Net Income includes gain on bargain purchase of $3,815
Recent Announcements
7/9/12- Announced 79% Backlog Increase to $149.6M (6/30/2012)
7/12/12-Announced $4.125M private placement (500k shares @ $8.25)

Diluted shares outstanding (6/30/2012): 11.7 million
Total Debt (6/30/2012): $49.4 million
Shares outstanding (8/13/2012) 12.2 million

MANITEX INTERNATIONAL

Manitex	
BADGER EQUIPMENT COMPANY	
MANITEX LIFTKING	
LOAD KING	
FERRARI	
CM

Brand Products End Markets Drivers
• Boom trucks and cranes
• Sign cranes
• Parts
• Energy exploration
• Power transmission
• Industrial projects
• Infrastructure development
• Strong end market demand for specialized, competitively
differentiated products for oil, gas, and energy sectors
• Product development
• Rough terrain cranes
• Specialized construction
equipment
• Parts
• Railroad
• Construction
• Refineries
• Municipality
• Equipment replacement cycle in small tonnage flexible cranes for refinery market
• More efficient product offering across end markets
• Rough terrain forklifts
• Special mission-oriented
vehicles
• Custom specialized carriers
• Parts
• Military
• Utility
• Ship building
• Commercial
• Steady, profitable growth from both commercial and military application of products
• Custom trailers
• Hauling systems for heavy
equipment transport
• Parts
• Energy
• Mining
• Railroad
• Commercial construction
• U.S. energy exploration build-out
• Oil and gas exploration
• General infrastructure construction
• Reach stackers
• Container handling forklifts
• Parts
• Global container market • International container market and global trade
• Re-establishing customer relationships and select product categories
• Repair parts
• Crane dealership
• North American Equipment
Exchange
• Distributor of Terex
products
• Replacement parts
• Used equipment
• General construction environment

Operating Companies

MANITEX INTERNATIONAL

Manitex

MANITEX LIFTKING

BADGER EQUIPMENT COMPANY

Custom Built In America... For Today... For the Future

FERRARI

“Focused manufacturer
of engineered lifting
equipment”
•
Engineered lifting equipment
•
Manitex boom trucks
•
SkyCrane aerial platforms
•
Sign cranes
•
RT forklifts
•
Special mission-oriented
vehicles
•
Carriers
•
Heavy material handling
•
Transporters & steel mill
equipment
•
Specialized earthmoving,
railroad and material
handling equipment since
1945
•
Has built ~ 10,000 units
since 1945
•
Manufacturer of container
handling equipment for the
global port and inter-modal
sectors.
•
Products: reach stackers,
laden and unladen container
forklifts  & straddle carriers
Product Overview

Growth in End
Markets
• Niche markets with solid demand drivers for products
• Increased penetration in the oil and gas, as well as power grid and rail industries
• Demand in end markets – such as energy, railroad, and utilities – is expected to be consistently strong
Flexible Operating
Model
• Customer focused design strategy
• Diversified product offering
• Quickly adapt to changes in demand
• Commitment to innovation, research, and product development
• Expected impact from new product launches in 2013
Growth in
Backlog, Revenues,
Earnings & Cash
Flow
• Nine consecutive quarters of backlog growth; 6/30/12 backlog of $150M, a 79% YTD
• Full Year 2011 Sales increased 48% to $142M with record EBITDA of $11.1M and adjusted earnings per share of $0.31
• Second Quarter 2012 EBITDA of $5.1M (9.7% of sales), represented a 68% Y-o-Y increase and a quarterly record for Manitex
• Focus on growing bottom line faster than top line; output increases throughout 2012-2013 in North America
Broad Industry
& Geographic
Distribution
• Diversity of end markets offers a cushion in the event of weak demand within any one or two segments
• North American currently represents ~75% of revenue, mitigating concerns regarding the European economic climate
• Existing global presence (~20K units worldwide)
• International dealer network provides footprint for on-going international growth
Experienced
Management
• Seasoned senior management with over 70 years of collective industry experience
• Successfully integrated multiple acquisitions
• Significant management ownership

Investment Highlights
“Focused manufacturer
of engineered lifting
equipment”

“Focused manufacturer
of engineered lifting
equipment”
•
Strong brand history
•
Acknowledged product development record
•
International dealers enable us to follow demand
•
Focused on specialized equipment and niche end-
markets
Core competencies
Products
Superior ROI
•
Niche Markets
•
Broad end-user base
•
Highly customized/specialized; will configure-to-
order
•
Parts and service an important part of business
model
•
Lower capital commitment for a boom truck vs.
competitors’ custom cranes of similar lifting
capacity
•
Usually less or no special permitting vs.
competitors’ custom cranes of  similar lifting
capacity

Competitive Positioning

Boom Truck Crane Tonnage Distribution - Market
12%
29%
24%
11%
24%
<17
17>22.9
23>29.9
30>35.9
36>

Boom Truck Crane Tonnage Distribution - Manitex
7%
18%
25%
50%
17>22.9
23>29.9
30>35.9
36>

“Focused manufacturer
of engineered lifting
equipment” Lifting Equipment Market Overview
Market
Overview
• Principal products are boom truck cranes that vary in height and tonnage capacity
• Smaller tonnage cranes (<30 tons) are more focused on general construction markets while larger cranes (30+ tons) focus on power line construction and energy
• Larger tonnage cranes have had higher demand since economic downturn
• Boom truck cranes are typically less expensive than rough terrain and all terrain cranes
Manitex’s
Market
Position
• Broader market has seen ~65% of cranes shipped in the smaller tonnage range, while ~75% of
Manitex shipments have been in the larger tonnage
• Focus on being a niche player allows specialization tailored towards customers’ needs
• Production distribution skewed toward larger tonnage machines
• First to launch 50-ton crane (May 2007)
• Have developed a series of products around the demand for larger tonnage cranes
Source: Manitex International and MOTACC

MANITEX
INTERNATIONAL

NOBLE™

BADGER
EQUIPMENT COMPANY
Custom Built in America. For Today. For the Future.

TEREX®

Manitowoc
Manitowoc Boom Trucks

LITTLE Giant

FERRARI

MANITEX
LIFTKING
ULC

Manitex

LOAD KING™
A MANITEX International Company

“Focused
manufacturer of
engineered lifting
equipment”
• Recurring revenue of approximately 20% of total sales
• Spares relate to swing drives, rotating components, and booms among others, many of which are proprietary
– Serve additional brands
– Service team for crane equipment
– Automated proprietary system implemented in principal operations
Replacement Parts & Service
Consistent Recurring Revenue

Potential for Future Growth in
Revenue and EBITDA
“Focused manufacturer
of engineered lifting
equipment”
•
$235M represents
2007 pro-forma
revenues of all
product lines acquired
to date
•
Revenues, EBITDA,
earnings  have shown
consistent growth
•
Revenue and backlog
trajectory suggests
recovery may
continue into 2012-
2013
•
Long-term
EBITDA target is
9%-10%
•
2009-2011 CAGR
was 59.6%
Opportunity
Rev:
$55.9M
EBITDA
$2M/3.5%
Backlog:
$22M
2007 Pro-forma
Normal non-peak
year
2009
2010 2011
Rev:
$95.9M
EBITDA
$8.7M/
9.0%
Backlog:
$40M
Rev:
$142.3M
EBITDA
$11.1M/
7.8%
Backlog:
$84M
2013E
$275M
$235M
$220M
48.9% CAGR
43.2% CAGR
40.8% CAGR
4-Year CAGR (using 2009 as base year)
$235M
$M

0

Experienced Management
Team
“Focused manufacturer
of engineered lifting
equipment”
Name & Title Experience
David Langevin
Chairman & CEO
20+ years principally with Terex
Andrew Rooke
President & COO
20+ years principally with Rolls Royce, GKN Sinter Metals,
Off-Highway & Auto Divisions
David Gransee
CFO & Treasurer
Formerly with Arthur Andersen,  15+ years with Eon Labs
(formerly listed)
Robert Litchev
President – Manufacturing Operations
10+ years principally with Terex
Scott Rolston
SVP Strategic Planning
13+ years principally with Manitowoc

Financial Overview “Focused manufacturer of engineered lifting equipment” Manitex International, Inc. August 2012

Revenue
EBITDA
Net Income
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
Revenue
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
EBITDA & Net Income
$52,496
$5,116
$2,308
$37,066
$3,042
$1,029
$42,849
$3,390
$1,251
Q2-2012
Q2-2011
Q1-2012

Key Figures - Quarterly
“Focused manufacturer
of engineered lifting
equipment”
USD thousands except as noted
Q2-2012 Q2-2011 Q1-2012
Net sales $52,496 $37,066 $42,849
Gross profit 10,756 7,478 8,576
Gross margin % 20.5% 20.2% 20.0%
Operating expenses  6,560 5,237 6,056
Net Income 2,308 1,029 1,251
EBITDA 5,116 3,042 3,390
EBITDA % of Sales 9.7% 8.2% 7.9%
Backlog ($ million) $149.6 $50.7 $133.3

Summary Balance Sheet
“Focused manufacturer
of engineered lifting
equipment”
$000s
30-Jun-12 31-Dec-11 31-Dec-10 31-Dec-09 31-Dec-08
Current assets $96,496 $71,209 $54,703 $40,147 $40,685
Fixed assets 10,358 11,017 10,659 11,804 5,878
Other long-term assets 36,192 39,365 40,155 42,734 39,665
Total Assets $143,046 $121,591 $105,517 $94,685 $86,228
Current liabilities $44,193 $30,177 $23,011 $14,569 $17,062
Long-term liabilities 48,398 44,620 39,232 39,688 34,152
Total Liabilities 92,591 74,797 62,243 54,257 51,214
Shareholders equity 50,455 46,794 43,274 40,428 35,014
Total liabilities & Shareholders equity $143,046 $121,591 $105,517 $94,685 $86,228

Working Capital
“Focused
manufacturer of
engineered lifting
equipment”
$000
Q2-2012 Q4-2011
Working Capital $52,303 $41,032
Days sales outstanding (DSO) 61 60
Days payable outstanding (DPO) 60 59
Inventory turns 3.1 2.7
Current ratio 2.2 2.4
Operating working capital 64,051 50,007
Operating working capital % of annualized
LQS
30.5% 34.2%
•Major movements in working capital increase Q2-2012 v Q4 2011 of $11.3m
•Receivables ($11.1m), inventory ($11.0m), offset by increased accounts payable ($8.5m), short term revolving credit facility ($1.9m) and accrued expenses ($1.9m)
•Inventory: increases in raw materials ($9.6m) and WIP ($1.8m) to support growth
•Operating working capital % decreased compared to Q4-2011, as revenue growth was achieved in the quarter as planned

“Focused
manufacturer of
engineered lifting
equipment”
$000
Q2-2012 Q4-2011
Total Cash 1,728 71
Total Debt 49,379 42,227
Total Equity 50,455 46,794
Net capitalization 98,106 88,950
Net debt / capitalization 48.6% 47.4%
Quarterly EBITDA 5,116 2,876
Quarterly EBITDA % of sales 9.7% 7.9%
•Increase in cash $1.7m
•Increase in debt at 6/30/2012 from 12/31/2011 of $7.2m, ($5.5m net of cash)
• Increase in lines of credit, equipment finance and Italian working capital finance $9.4m
• Repayments of  $2.3 m on long term debt, including $0.6m paid early during Q2-2012
•N. American revolver facilities, based on available collateral at 6/30/12 was $36.8m.
•N. American revolver availability at 3/31/12 of $3.2m
•July 2012 raised $4.1m (gross) from equity to repay long term debt in Q3-2012
Debt & Liquidity
•
Net capitalization is the sum of debt plus equity minus cash
•
Net debt is total debt less cash

2010 2008 2009 2007
Company Timeline
“Focused manufacturer
of engineered lifting
equipment”
March 2002:
Manitowoc (NYSE:MTW)
acquires Grove
January 2003:
Manitowoc divests
Manitex
December 2009: Acquire
Load King Trailers
July 2009: Acquire
Badger Equipment Co.
November 2006:
Veri-Tek Acquires
LiftKing
July 2007: VCC
acquires Noble
forklift
August 2007: Sale of assets and
closure of legacy VCC business
May 2008: Name changed to Manitex International and
listed on Nasdaq (MNTX)
October 2008:
Crane &
Machinery and
Schaeff Forklift
acquired
July 2006: Manitex
merges into Veri-Tek,
Intl. (VCC)
July 2010 : CVS
Operating Agreement
2006 2004 2002 2005 2003 2011
July 2011: Closes
Acquisition of CVS
18